EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, David S. Bensol, Chief Executive Officer of Critical Home Care, Inc.(the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Periodic Report on Form 10-QSB of the Company for the period ended March 31, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 20, 2003


                                                         /s/ David S. Bensol
                                                         -------------------
                                                         David S. Bensol
                                                         Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to Critical Home Care, Inc., and will be retained by Critical Home Care, Inc and furnished to the Securities and Exchange Commission or its staff upon request.




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Eric S. Yonenson, Chief Financial Officer of Critical Home Care, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Periodic Report on Form 10-QSB of the Company for the period ended March 31, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 20, 2003


                                                         /s/ Eric S. Yonenson
                                                         -------------------
                                                         Eric S. Yonenson
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Critical Home Care, Inc., and will be retained by Critical Home Care, Inc and furnished to the Securities and Exchange Commission or its staff upon request.